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                                                                   Exhibit 10.20

                             STOCK OPTION AGREEMENT
                             ----------------------

         THIS STOCK OPTION AGREEMENT is made as of the date set forth on the signature page hereof by and between Universal Electronics Inc., a Delaware corporation (the "Corporation") and the undersigned Optionee (the "Optionee"). As used in this Agreement, the term "Corporation" shall include, where applicable, any and all of its subsidiaries.

         WHEREAS, the Board of Directors of the Corporation (the "Board") has approved the Universal Electronics Inc. 1995 Stock Incentive Plan (the "Plan") and has submitted the Plan to the stockholders of the Corporation for their approval; and

         WHEREAS, the Corporation desires to grant to the Optionee an option ("Option") to purchase shares of the Corporation's common stock, par value $0.01 per share (the "Stock"), upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, the parties, intending to be legally bound, hereto agree as follows:

         1. GRANT AND DESIGNATION OF OPTION. Upon the execution and delivery of this Agreement and the related Stock Option Certificate of even date herewith (the "Certificate"), the Corporation hereby grants to the Optionee the Option to purchase the aggregate number of shares of Stock set forth on the Certificate at the price per share ("Option Price") further set forth on the Certificate. The Option granted hereunder shall not be treated as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

         2. TERM AND EXERCISE OF OPTION. Subject to earlier termination, acceleration or cancellation of the Option as provided herein, the term of the Option shall be for that period of time also set forth on the Certificate (the "Option Period") and, subject to the provisions of this Agreement, the Option shall be exercisable at such times and as to such number of shares as determined on the schedule set forth on the Certificate.

         3. METHOD OF EXERCISE. The Option may be exercised by written notice to the Corporation (the "Exercise Notice") at its offices at 1864 Enterprise Parkway West, Twinsburg, Ohio 44087 (or such other offices of the Corporation which are hereinafter designated by the Corporation) to the attention of the Secretary of the Corporation. The Exercise Notice shall state (i) the election to exercise the Option, (ii) the total number of full shares in respect to which it is being exercised, and (iii) shall be signed by the person or persons exercising the Option. The Exercise Notice shall be accompanied by the Certificate and a certified or cashier's check for the full amount of the purchase price of such shares, or as may be permitted by the Board, by certificates for shares of previously owned Stock in lieu of or in combination with such cash payment. Upon receipt of the foregoing, the Corporation shall issue the shares of Stock as to which the Option has been duly exercised and shall return the Certificate, duly endorsed to reflect such exercise, to the Optionee.


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         4. OPTIONEE'S REPRESENTATIONS.

                  (a) Optionee represents and warrants that any and all shares acquired through the exercise of rights under the Option granted pursuant to this Agreement will be acquired for Optionee's own account and not with a view to, or present intention of, distribution thereof in violation of the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "1933 Act") and will not be disposed of in contravention of the 1933 Act.

                  (b) Optionee acknowledges that Optionee is able to bear the economic risk of the investment in any and all shares of Stock acquired through the exercise of rights under the Option for an indefinite period of time because the Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

                  (c) Optionee has reviewed this Agreement and has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Stock and has had full access to such other information concerning the Corporation as Optionee has requested.

         5. RESTRICTION ON EXERCISE. This Option may not be exercised if the issuance of such shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Corporation may require Optionee to make any representation and warranty to the Corporation as may be required by any applicable law or regulation. All exercises of the Option must be for full shares of Stock only.

         6. EFFECT OF TERMINATION OF EMPLOYMENT. Except as set forth in Paragraphs 7 and 8 below, in the event that Optionee's employment with the Corporation ceases for any reason, Optionee may (or Optionee's estate or representative, in the event of Optionee's death during the applicable exercise period as set forth in this Paragraph 6), during the earlier of (i) the 180 day period following such cessation of employment or (ii) the remaining term of the Option Period, exercise the Option to the extent such Option was exercisable on the date such employment ceased and, on such date, that portion of the Option which was not exercisable shall automatically terminate without further action by the parties hereto and, in all events, to the extent not exercised, the Option shall terminate in its entirety at the end of business on the applicable exercise period as set forth in this Paragraph 6.

         7. EFFECT OF TERMINATION OF EMPLOYMENT WITHOUT CAUSE OR DUE TO CONSTRUCTIVE TERMINATION.

                  (a) In the event that Optionee's employment with the Corporation is terminated by the Corporation without "Cause" (as such term is defined in subparagraph 7(b) below), or in the event of "Constructive Termination" (as such term is defined in subparagraph 7(c) below), Optionee shall become immediately fully vested in the Option without further action by the


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parties hereto, and, to the extent not previously exercised, shall be exercisable in whole or in part with respect to all remaining shares of Stock covered by the Option and may be exercised by Optionee (or Optionee's estate or representative, in the event of Optionee's death) at any time prior to the expiration of the Option Period.

                  (b) For purposes of this Agreement, "Cause" shall mean (i) the willful and continued failure by Optionee to substantially perform Optionee's duties with the Corporation (other than a failure resulting from Optionee's death or "Total Disability" (as such term is defined in subparagraph 7(e) below)) after a demand for substantial performance is delivered to Optionee by the Corporation which specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee's duties; (ii) the willful engaging by Optionee in gross misconduct materially and demonstrably injurious to the property or business of the Corporation; or (iii) Optionee's commission of fraud, misappropriation or a felony. For purposes of this definition of "Cause", no act or failure to act on Optionee's part will be considered "willful" unless done, or omitted to be done, by Optionee not in good faith and without reasonable belief that Optionee's action or omission was in the interests of the Corporation or not opposed to the interests of the Corporation.

                  (c) For purposes of this Agreement, "Constructive Termination" shall occur on that date on which Optionee resigns from employment with the Corporation, if such resignation occurs within eighteen (18) months after the occurrence of (i) the failure of Optionee to be elected or re-elected or appointed or reappointed to such office which Optionee holds (other than as a result of a termination for "Cause") if Optionee is an officer of the Corporation and the office which Optionee holds is one to which Optionee is elected according to the Corporation's By-laws; (ii) a change in Optionee's functions, duties, or responsibilities such that Optionee's position with the Corporation becomes substantially less in responsibility, importance, or scope; or (iii) a "Change in Control" (as defined in subparagraph 7(d) below).

                  (d) For purposes of this Agreement, a "Change in Control" shall be deemed to occur when (i) any "person" or "group" (as such terms are used in Sections 3(a), 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "1934 Act")), other than (1) a trustee or other fiduciary holding securities under any employee benefit plan of the Corporation or (2) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock in the Corporation immediately prior to any such occurrence, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 20% or more of the total voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"); (ii) individuals who are members of the Board on the date of this Agreement and any individual who becomes a member of the Board hereafter whose nomination for election as a director was approved by the affirmative vote of a majority of such Directors, cease to constitute a majority of the members of the Board; (iii) there occurs a merger or consolidation of the Corporation with any other corporation or entity, other than a merger or consolidation which would result in the Voting Stock of the Corporation immediately outstanding


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prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the Voting Stock or the voting securities of such surviving entity outstanding immediately after such merger or consolidation; (iv) there occurs a sale or transfer or disposition of all or substantially all of the Corporation's assets to any other corporation or entity, other than a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock in the Corporation immediately prior to such sale, transfer or disposition; or (v) the dissolution or liquidation of the Corporation.

                  (e) For purposes of this Agreement, "Total Disability" shall mean an event of illness or other incapacity of Optionee resulting in Optionee's failure or inability to discharge Optionee's duties as an employee of the Corporation for ninety (90) or more days during any period of 120 consecutive days.

         8. EFFECT OF TERMINATION OF EMPLOYMENT DUE TO DEATH OR TOTAL DISABILITY. In the event that Optionee's employment with the Corporation ceases or is terminated due to Optionee's death or Total Disability, Optionee (or Optionee's estate or representative, in the event of Optionee's death) may during the earlier of (i) the one (1) year period following such cessation or termination of employment or (ii) the remaining term of the Option Period, exercise the Option to the extent such Option was exercisable on the date such employment ceased or was terminated and, on such date, that portion of the Option which was not exercisable shall automatically terminate without further action by the parties hereto and, in all events, to the extent not exercised, the Option shall terminate in its entirety at the end of business on the applicable exercise period as set forth in this Paragraph 8; provided, however, the Board, in its sole discretion, may approve the full vesting to Optionee (or Optionee's estate or representative, in the event of Optionee's death) in the Option and, in such event, to the extent not previously exercised, the Option shall be exercisable in whole or in part with respect to all remaining shares of Stock covered the Option and may be exercised by Optionee (or Optionee's estate or representative, in the event of Optionee's death) at any time prior to the expiration of the Option Period.

         9. RIGHT OF A STOCKHOLDER. Optionee shall not have any rights as a stockholder with respect to any shares of Stock unless and until legended certificates for such shares of such Stock are issued.

         10. WITHHOLDING OF TAXES. Whenever the Corporation is required to issue shares of Stock upon exercise hereunder, the Corporation shall have the right to require the recipient to remit in cash (or with the consent of the Board, shares of Stock previously owned by the recipient or issuable upon such exercise) to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Stock.

         11. ADJUSTMENTS. In the event of any change in the outstanding shares of Stock of the Corporation by reason of a stock dividend or distribution, recapitalization, merger,


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consolidation, split-up, combination, exchange of shares or the like, the Board shall adjust the number of shares of Stock which may be issued under the Plan and shall provide for an equitable adjustment of any outstanding Option or shares of Stock issuable pursuant to an outstanding Option under the Plan.

         12. COMPLIANCE WITH CERTAIN LAWS AND REGULATIONS. If the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law or regulation, or that the consent or approval of any governmental regulatory body is necessary or desirable in connection with the granting of the Option or the acquisition of shares thereunder, the Optionee shall supply the Board or the Corporation, as the case may be, with such certificates, representations and information as the Board or the Corporation, as the case may be, may request and shall otherwise cooperate with the Corporation in obtaining any such listing, registration, qualification, consent or approval.

         13. ADDITIONAL RESTRICTIONS ON TRANSFER. The certificates representing the Stock purchased upon the exercise of the Option will bear the following legend until such shares of Stock have been registered under an effective registration statement under the 1933 Act:

         The securities represented by this certificate were originally issued on _____________________, 19___, have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state or other jurisdiction (together, the "Securities Laws") and may not be offered for sale, sold or otherwise transferred or encumbered in the absence of compliance with such Securities Laws and until the issuer hereof shall have received from counsel acceptable to issuer a written opinion reasonably satisfactory to issuer that the proposed transaction will not violate any applicable Securities Laws.

         14. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, delivered by overnight courier, or mailed by first class mail, to the Optionee at Optionee's most recent address on file in the records of the Corporation, to the Corporation at the address set forth or established pursuant to Paragraph 3 or to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when received.

         15. SEVERABILITY. This Agreement and each provision hereof shall be valid and enforced to the fullest extent permitted by law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its fullest extent, such provision shall be enforced to the maximum extent permitted by law, and the parties hereby agree that such scope may be judicially modified accordingly.


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         16. COMPLETE AGREEMENT. This Agreement and those documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         17. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

         18. SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by Optionee, the Corporation and their respective permitted successors and assigns (including personal representatives, heirs and legatees), and is intended to bind all successors and assigns of the respective parties, except that Optionee may not assign any of Optionee's rights or obligations under this Agreement except to the extent and in the manner expressly permitted hereby.

         19. REMEDIES. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement, without the necessity of posting bond or any other security.

         20. WAIVER OR MODIFICATION. Any waiver or modification of any of the provisions of this Agreement shall not be valid unless made in writing and signed by the parties hereto. A waiver by either party of any breach of this Agreement shall not operate as a waiver of any subsequent breach.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective
    on the     day of         , 199 .

         OPTIONEE                          UNIVERSAL ELECTRONICS INC.

         ___________________________       By:_________________________________
         Signature                         Its:________________________________
         ___________________________
         Print Name


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Certificate Number:_____________


                           UNIVERSAL ELECTRONICS INC.
                            STOCK OPTION CERTIFICATE
                            ------------------------

          THIS CERTIFIES THAT ____________________________has been awarded an OPTION to purchase _______________shares of common stock, par value $0.01 per share, of UNIVERSAL ELECTRONICS INC. at a price per share of $___________. This Certificate is issued in accordance with and is subject to the terms and conditions of the related Stock Option Agreement of even date herewith (the "Agreement").

         THIS OPTION is not transferable except in accordance with the terms and conditions of the Agreement.

         THIS OPTION shall expire ten (10) years from the date of this Certificate.

         THIS OPTION shall be exercisable as to all or a portion of the number of shares set forth above as follows:

  On and After the Following                      Maximum Percentage Taking
Dates, But Prior to Expiration                    Into Account Prior Exercises
------------------------------                    ----------------------------

____________________________                             _________%

____________________________                             _________%

____________________________                             _________%

____________________________                             _________%

____________________________                             _________%


          IN WITNESS WHEREOF, UNIVERSAL ELECTRONICS INC. has caused this Stock Option Certificate to be signed by its duly authorized officer the _____ day of ____________, 199___.


                                            UNIVERSAL ELECTRONICS INC.

                                            By:_____________________________
                                            Its:____________________________

                  (See Reverse for Record of Option Exercises)


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